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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         MARCH 14, 2005
                                                  ------------------------------


                     UNITED AMERICAN HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)

          MICHIGAN                    000-18839                  38-2526913
----------------------------         ------------           --------------------
(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                    File Number)           Identification No.)


300 RIVER PLACE, SUITE 4950, DETROIT, MICHIGAN                      48207
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  (Address of principal executive offices)                        (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (313) 393-4571
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communication pursuant to Rule 425 under the Securities Act. / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act. / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act.
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 8.01.  OTHER EVENTS.

(1) SUBSIDIARY NAME CHANGE. On March 21, 2005, our wholly-owned second-tier subsidiary, OmniCare Health Plan, Inc., changed its legal name to UAHC Health Plan of Tennessee, Inc., and changed its principal and registered address to 1769 Paragon Drive, Suite 100, Memphis, Tennessee 38132.

(2) LEGAL PROCEEDINGS. On March 14, 2005, United American Healthcare Corporation (the "Company") was served with a summons and complaint in a lawsuit filed in the Circuit Court of Tennessee for the Thirteenth Judicial Circuit, Case No. CT-001309-05, entitled Felicia Corbin Johnson v. OmniCare Health Plan, Inc.; United American of Tennessee, Inc.; United American Healthcare Corporation. The plaintiff, a former employee of OmniCare Health Plan, Inc. (now called UAHC Health Plan of Tennessee, Inc.), seeks damages of $1,500,000 and other relief from the defendants based on allegations that she was discharged from her job in violation of the state's whistle blower protection act. The Company (including its two subsidiaries which are its co-defendants) believes the lawsuit is wholly without merit and intends to file an answer denying those allegations and to vigorously defend the lawsuit.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 22, 2005                      UNITED AMERICAN HEALTHCARE
                                           CORPORATION


                                           By:  /s/ Stephen D. Harris
                                               ---------------------------------
                                               Name:  Stephen D. Harris
                                               Title: Chief Financial Officer





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